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                            CONSENT OF BOGLE & GATES

     We consent to the reference to our firm in the Registration Statement of Shurgard Storage Centers, Inc. on Form S-4 (File No. 33-57047).


BOGLE & GATES

Seattle, Washington
January 25, 1995